Exhibit 99.1

CONTACTS:	Media: Martha O'Gorman
Investors: Kathy Donovan	Liberty Tax, Inc.
Liberty Tax, Inc.	Chief Marketing Officer
Vice President, Chief Financial Officer	(757) 301-8022
(757) 493-8855	martha@libtax.com
investorrelations@libtax.com

Liberty Tax Service Announces Fiscal Year 2016 Results

Virginia Beach, Va. (June 14, 2016) – Liberty Tax, Inc. (NASDAQ:TAX) (the "Company"), the parent company of Liberty Tax Service, today reported its results for fiscal year 2016. The Company reported that total revenue increased 7% to $173.4 million and GAAP earnings per share of $1.38 up 126% vs prior year. Non-GAAP earnings per share were $1.41 up 4% vs prior year.

The total number of customers served in company-owned and independently-owned and operated franchise offices fell by 3.8% to 2.16 million. Tax returns prepared in U.S. offices fell 3.9%, while total returns in Canada offices fell 2.9%.

The Company is continuing to implement several new initiatives such as SiempreTax+, which is already one of the fastest growing tax preparation franchises in history, even out pacing the initial growth of Liberty Tax Service. The Company will also be focusing on customer retention and enhanced compliance efforts to address an evolving industry environment.

"Our franchisees and leadership team have worked hard to overcome challenges facing Liberty and the entire tax industry," said John Hewitt, CEO. "Liberty was founded on a principle of delivering friendly and accurate tax preparation. Improving our standards and delivering an exceptional customer experience remains our highest priority."

Fiscal 2016 Results
($ in thousands except per share data)	GAAP			Non - GAAP*
	2016	2015	Change	2016	2015	Change
Revenue	$173,429	$162,172	7%	$173,429	$162,172	7%
Operating expenses	140,941	146,780	-4%	140,276	129,283	9%
Income before taxes	30,478	13,501	126%	31,143	30,998	0%
Diluted EPS	1.38	0.61	126%	1.41	1.36	4%
*See reconciliation of GAAP to Non-GAAP measures in Table E

Highlights
•	The company reported revenue growth of 7% to $173.4 million.
o	Financial products revenue grew 22% to $45.3 million due to the company's new Refund Advance product as well as favorable pricing.
o	Tax preparation fees increased 39% to $19.3 million due to an increase in the number of company-owned offices.
o	Average net fee for tax preparation services in the U.S. increased 5.1%.
•	GAAP earnings per share increased 126% to $1.38 from $0.61. Non-GAAP earnings per share increased 4% to $1.41 from $1.36.
•	SiempreTax+ has successfully grown to 144 offices, an increase of roughly 150% over last season.

Dividend
On June 10, 2016, the Board of Directors approved a quarterly dividend to shareholders of $0.16 per share. The dividend will be paid on July 22, 2016 to holders of record of common stock and common stock equivalents on the close of business on July 12, 2016.

Conference Call
At 4:30 p.m. Eastern time on June 14, 2016, the Company will host a conference call for analysts, institutional investors and stockholders.  To access the call, please dial the number below approximately 10 minutes prior to the scheduled starting time:

U.S.                                       855-611-0856
International                        518-444-5569
Conference ID code:           24717726

The call will also be webcast in a listen-only format.  The link to the webcast may be accessed on the Company's investor relations website at www.libertytax.com, under the "About" tab.

A telephonic replay of the call will be available beginning shortly after the call continuing until Tuesday, June 21, 2016, by dialing 855-859-2056 (domestic) or 404-537-3406 (international).  The conference ID code is 24717726.  A replay of the webcast will also be available at the site listed above beginning shortly after its conclusion.

About Liberty Tax, Inc.
Founded in 1997 by CEO John T. Hewitt, Liberty Tax, Inc. (NASDAQ: TAX) is the parent company of Liberty Tax Service. Liberty Tax is one of the fastest-growing tax preparation franchises and has prepared nearly 22 million individual income tax returns in more than 4,400 offices and online. Liberty Tax's online services are available through eSmart Tax, Liberty Online and DIY Tax, and are all backed by the tax professionals at Liberty Tax locations and its nationwide network of approximately 21,000 seasonal tax preparers. Liberty Tax also supports local communities with fundraising endeavors and contributes as a national sponsor for many charitable causes. For a more in-depth look, visit Liberty Tax Service and interact with Liberty Tax on Twitter and Facebook.

About Non-GAAP Financial Information
This press release and the accompanying tables include non-GAAP financial information. For a description of these non-GAAP financial measures, including the reasons management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with generally accepted accounting principles, please see the section of the accompanying Tables E&F titled "Non-GAAP Financial Information."

Forward Looking Statements
In addition to historical information, this release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including implied and express statements regarding future growth.  These forward-looking statements, as well as Company guidance, are based upon the Company's current expectations and there can be no assurance that such expectations will prove to be correct. Because forward-looking statements involve risks and uncertainties and speak only as of the date on which they are made, the Company's actual results could differ materially from these statements. These risks and uncertainties relate to, among other things; uncertainties regarding the Company's ability to attract and retain clients; the ability to continue to pay a quarterly dividend; the effect of health care reform on tax preparation-related revenue; the impact of the launch of a new franchise brand; uncertainties regarding the Company's ability to meet its prepared returns targets; competitive factors; the Company's effective income tax rate; litigation defense expenses and costs of judgments or settlements; and changes in market, economic, political or regulatory conditions. Information concerning these risks and uncertainties is contained in the Company's annual report on Form 10-K and in other filings by the Company with the U.S. Securities and Exchange Commission.  The Company does not undertake any duty to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

Table A
Liberty Tax, Inc.
Condensed Consolidated Statements of Operations
Unaudited, amounts in thousands, except per share and share data

	Fiscal Years ended April 30,
	2016	2015	$ change	% change
Revenues:
Franchise fees	$5,038	$6,246	(1,208)	(19.3%)
Area developer fees	6,008	6,901	(893)	(12.9%)
Royalties and advertising fees	80,274	80,469	(195)	(0.2%)
Financial products	45,327	37,058	8,269	22.3%
Interest income	13,578	14,707	(1,129)	(7.7%)
Tax preparation fees, net of discounts	19,292	13,877	5,415	39.0%
Other revenue	3,912	2,914	998	34.2%
Total revenues	173,429	162,172	11,257	6.9%

Operating expenses:
Employee compensation and benefits	42,882	41,079	1,803	4.4%
Selling, general, and administrative expenses	43,927	40,604	3,323	8.2%
Area developer expense	27,686	28,497	(811)	(2.8%)
Advertising expense	16,420	18,308	(1,888)	(10.3%)
Depreciation, amortization and impairment charges	10,026	9,900	126	1.3%
Impairment of online software and assets	-	8,392	(8,392)	100.0%
Total operating expenses	140,941	146,780	(5,839)	(4.0%)
Income from operations	32,488	15,392	17,096	111.1%

Other income (expense):
Foreign currency transaction income (loss)	29	(2)	31	1,550.0%
Interest expense	(2,039)	(1,889)	(150)	(7.9%)
Income before income taxes	30,478	13,501	16,977	125.7%
Income tax expense	11,058	4,811	6,247	129.8%
Net income	$19,420	$8,690	10,730	123.5%
Net income attributable to Class A and Class B common stockholders	$18,014	$8,057	9,957	123.6%

Net income per share of Class A and Class B
common stock
Basic	$1.41	$0.63	0.78	123.8%
Diluted	1.38	0.61	0.77	126.2%
Weighted-average shares outstanding
Basic	12,814,775	12,738,887	75,888	0.6%
Diluted	14,024,761	14,294,773	(270,012)	(1.9%)

Table B
Liberty Tax, Inc.
Condensed Consolidated Statements of Operations
Unaudited, amounts in thousands, except per share and share data

	Three months ended April 30,
	2016	2015	$ change	% change
Revenues:
Franchise fees	$2,513	$3,250	(737)	(22.7%)
Area developer fees	1,517	1,835	(318)	(17.3%)
Royalties and advertising fees	51,685	52,119	(434)	(0.8%)
Financial products	27,545	23,031	4,514	19.6%
Interest income	6,075	7,507	(1,432)	(19.1%)
Tax preparation fees, net of discounts	14,487	11,029	3,458	31.4%
Other revenue	592	148	444	300.0%
Total revenues	104,414	98,919	5,495	5.6%

Operating expenses:
Employee compensation and benefits	14,429	12,453	1,976	15.9%
Selling, general, and administrative expenses	14,831	9,685	5,146	53.1%
Area developer expense	16,964	17,721	(757)	(4.3%)
Advertising expense	2,348	4,286	(1,938)	(45.2%)
Depreciation, amortization and impairment charges	4,400	3,045	1,355	44.5%
Impairment of online software and assets	-	8,392	(8,392)	100.0%
Total operating expenses	52,972	55,582	(2,610)	(4.7%)
Income from operations	51,442	43,337	8,105	18.7%

Other income (expense):
Foreign currency transaction income	68	43	25	58.1%
Interest expense	(447)	(339)	(108)	(31.9%)
Income before income taxes	51,063	43,041	8,022	18.6%
Income tax expense	18,775	16,298	2,477	15.2%
Net Income	$32,288	$26,743	5,545	20.7%
Net income attributable to Class A and Class B common stockholders	$29,961	$24,795	5,166	20.8%

Net income per share of Class A and Class B
common stock
Basic	$2.33	$1.95	0.38	19.5%
Diluted	2.31	1.89	0.42	22.2%

Weighted-average shares outstanding
Basic	12,877,919	12,728,341	149,578	1.2%
Diluted	13,967,568	14,155,818	(188,250)	(1.3%)

Table C
Liberty Tax, Inc.
Condensed Consolidated Balance Sheets
Unaudited, amounts in thousands

	April 30,	April 30,
	2016	2015
Current assets:
Cash and cash equivalents	$9,906	$21,387
Current receivables, net	74,122	65,927
Assets held for sale	9,886	5,160
Deferred income tax asset	3,496	6,921
Other current assets	5,838	6,470
Total current assets	103,248	105,865

Property, equipment, and software, net	40,957	36,232
Notes receivable - non-current, net	23,504	20,753
Goodwill	4,228	3,377
Other intangible assets, net	16,270	14,672
Other assets	7,524	3,247
Total assets	$195,731	$184,146

Current liabilities:
Current installments of long-term debt	$5,947	$3,934
Accounts payable and accrued expenses	14,064	17,321
Due to area developers	24,977	24,340
Income taxes payable	3,581	2,147
Deferred revenue - current	4,682	6,076
Total current liabilities	53,251	53,818

Long-term debt, excluding current installments	17,601	21,463
Revolving credit facility	-	-
Deferred revenue - non-current	7,056	7,640
Deferred income tax liability	6,322	2,363
Total liabilities	84,230	85,284

Stockholders' equity:
Special voting preferred stock, $0.01 par value per share	-	-
Class A common stock, $0.01 par value per share	120	119
Class B common stock, $0.01 par value per share	9	9
Exchangeable shares, $0.01 par value	10	10
Additional paid-in capital	7,153	4,082
Accumulated other comprehensive loss, net of taxes	(1,698)	(697)
Retained earnings	105,907	95,339
Total stockholders' equity	111,501	98,862
Total liabilities and stockholders' equity	$195,731	$184,146

Table D
Liberty Tax, Inc.
Condensed Consolidated Statements of Cash Flows
Unaudited, amounts in thousands
	Fiscal Years ended April 30,
	2016	2015
Cash flows from operating activities:
Net Income	$19,420	$8,690
Adjustments to reconcile net income to net cash provided by operating activities:
Provision for doubtful accounts	7,282	5,726
Depreciation, amortization and impairment charges	10,026	18,292
Stock-based compensation expense related to equity classified awards	1,863	2,477
Gains on bargain purchases and sales of Company-owned offices	(855)	(414)
Deferred tax expense	7,384	(3,545)
Changes in accrued income taxes	1,758	(7,491)
Changes in other assets and liabilities	(17,061)	782
Net cash provided by operating activities	29,817	24,517

Cash flows from investing activities:
Issuance of operating loans to franchisees	(101,552)	(93,365)
Payments received on operating loans to franchisees	89,786	88,776
Purchases of Company-owned offices and area developer rights	(4,787)	(8,246)
Proceeds from sale of Company-owned offices and area developer rights	2,934	3,687
Purchase of available-for-sale securities	(4,999)	-
Purchases of property, equipment, and software	(10,692)	(11,463)
Net cash used in investing activities	(29,310)	(20,611)

Cash flows from financing activities:
Proceeds from the exercise of stock options	2,286	11,983
Repurchase of common stock	(1,977)	(36,308)
Payment of dividends	(8,852)	(2,205)
Repayment of long-term debt	(4,170)	(5,850)
Borrowings under revolving credit facility	166,232	154,633
Repayments under revolving credit facility	(166,232)	(154,633)
Payment for debt issuance costs	-	(917)
Tax benefit of stock option exercises	899	4,803
Net cash used by financing activities	(11,814)	(28,494)

Effect of exchange rate changes on cash and cash equivalents, net	(174)	(105)
Net decrease in cash and cash equivalents	(11,481)	(24,693)
Cash and cash equivalents at beginning of period	21,387	46,080
Cash and cash equivalents at end of period	$9,906	$21,387

Table E
Liberty Tax, Inc.
Non-GAAP Financial Information
Reconciliation of Other Non-GAAP Financial Measures
Unaudited, amounts in thousands, except per share data

We report our financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, we believe certain non-GAAP performance measures and ratios used in managing the business may provide additional meaningful comparisons between current year results and prior periods. Reconciliations to GAAP financial measures are provided below. These non-GAAP financial measures should be viewed in addition to, not as an alternative for, our reported GAAP results.

Fiscal Year Ended April 30, 2016
	Revenues	Expenses	Income from Operations	EBITDA	Income before Taxes	Net Income	Diluted EPS

As Reported	$173,429	$140,941	$32,488	$42,543	$30,478	$19,420	$1.38

Adjustments:
Executive severance(1)	-	(413)	413	413	413	263	0.02
Executive Task Force and compliance related costs	-	(252)	252	252	252	161	0.01
Subtotal of adjustments	-	(665)	665	665	665	424	0.03

As Adjusted	$173,429	$140,276	$33,153	$43,208	$31,143	$19,844	$1.41

Stock-based compensation expense(2)	$-	$(1,771)	$1,771	$1,771

Fiscal Year Ended April 30, 2015
	Revenues	Expenses	Income from Operations	EBITDA	Income before Taxes	Net Income (3)	Diluted EPS

As Reported	$162,172	$146,780	$15,392	$33,682	$13,501	$8,690	$0.61

Adjustments:
Executive severance(1)	-	(1,488)	1,488	1,488	1,488	915	0.06
Litigation costs	-	(7,617)	7,617	7,617	7,617	4,685	0.33
Impairment of online software and assets	-	(8,392)	8,392	-	8,392	5,161	0.36
Subtotal of adjustments	-	(17,497)	17,497	9,105	17,497	10,761	0.75

As Adjusted	$162,172	$129,283	$32,889	$42,787	$30,998	$19,451	$1.36

Stock-based compensation expense(2)	$-	$(1,883)	$1,883	$1,883

(1) Includes stock-based compensation expense
(2) Excludes costs related to executive severance
(3) The non-GAAP tax rate of 38.5% used above excludes the income tax effects of the non-GAAP income before taxes adjustments described above and is consistent with our average and forecasted tax rate.

Table F
Liberty Tax, Inc.
Non-GAAP Financial Information
Reconciliation of Other Non-GAAP Financial Measures
Unaudited, amounts in thousands, except per share data

We report our financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, we believe certain non-GAAP performance measures and ratios used in managing the business may provide additional meaningful comparisons between current year results and prior periods. Reconciliations to GAAP financial measures are provided below. These non-GAAP financial measures should be viewed in addition to, not as an alternative for, our reported GAAP results.

Three Months Ended April 30, 2016
	Revenues	Expenses	Income from Operations	EBITDA	Income before Taxes	Net Income	Diluted EPS

As Reported	$104,414	$52,972	$51,442	$55,910	$51,063	$32,288	$2.31

Adjustments:
Executive Task Force and compliance related costs	-	(252)	252	252	252	159	0.01
Subtotal of adjustments	-	(252)	252	252	252	159	0.01

As Adjusted	$104,414	$52,720	$51,694	$56,162	$51,315	$32,447	$2.32

Stock-based compensation expense	$-	$(515)	$515	$515

Three Months Ended April 30, 2015
	Revenues	Expenses	Income from Operations	EBITDA	Income before Taxes	Net Income(1)	Diluted EPS

As Reported	$98,919	$55,582	$43,337	$54,817	$43,041	$26,743	$1.89

Adjustments:
Executive severance	-	129	(129)	(129)	(129)	(79)	(0.01)
Litigation costs	-	(1,421)	1,421	1,421	1,421	874	0.06
Impairment of online software and assets	-	(8,392)	8,392	-	8,392	5,161	0.37
Subtotal of adjustments	-	(9,684)	9,684	1,292	9,684	5,956	0.42

As Adjusted	$98,919	$45,898	$53,021	$56,109	$52,725	$32,699	$2.31

Stock-based compensation expense	$-	$(475)	$475	$475

(1) The non-GAAP tax rate of 38.5% used above excludes the income tax effects of the non-GAAP income before taxes adjustments described above and is consistent with our average and forecasted tax rate.

Table G
Liberty Tax, Inc.
Operational Data
Unaudited
	Fiscal years ended April 30,
	2016	2015
Franchisees
U.S.	1,856	1,907
Canada	130	125
Total Franchisees	1,986	2,032

Offices
U.S.
Franchised	3,967	3,944
Company-Owned	258	125
Total U.S.	4,225	4,069

Canada
Franchised	210	202
Company-Owned	52	57
Total Canada	262	259

Total
Franchised	4,177	4,146
Company-Owned	310	182
Total Offices	4,487	4,328

Tax Returns Processed
U.S.	1,832,000	1,907,000
Canada	330,000	340,000
Total Returns Processed in Offices	2,162,000	2,247,000

Online	145,000	167,000
Total Tax Returns Processed	2,307,000	2,414,000

Systemwide Revenue[1]
U.S.	$417,600,000	$413,200,000

Canada (CDN $)	27,400,000	26,400,000
Canada (USD $)	21,200,000	21,800,000

US Average Net Fee Per Return[2]	$228	$217

[1] Our systemwide revenue represents the total tax preparation revenue generated by our franchised and company-owned offices. It does not represent our revenue. But because franchise royalties are derived from the operations of our franchisees, and because we maintain an infrastructure to support systemwide operations, we consider growth in systemwide revenue to be an important measurement.

2 The net average fee per tax return prepared reflects amounts for our franchised and company-owned offices.